SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): December 27, 2001


             Credit Suisse First Boston Mortgage Securities Corp.,
                           CSFB ABS Trust 2001-HE30,
          Mortgage-Backed Pass-Through Certificates, Series 2001-HE30


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                     333-61840                        13-3320910
-------------------------------         ------------        ------------------------------------
(State or Other Jurisdiction of         (Commission         (I.R.S. Employer Identification No.)
        Incorporation)                  File Number)

                               11 Madison Avenue
                           New York, New York 10010
                   ----------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 5.  Other Events.
---- -   ------------

     Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer), and U.S. Bank National Association as trustee (the "Trustee"). The Certificates were issued on December 27, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- -   ------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 The Pooling and Servicing Agreement dated as of December 1, 2001, by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.

                                  SIGNATURES

     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 11, 2002.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.



                                        By: /s/ Helaine Hebble
                                            ------------------------------------
                                            Name: Helaine Hebble
                                            Title: Vice President

Exhibit Index
-------------


Exhibit
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99.1      Pooling and Servicing Agreement dated as of December 1, 2001, by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.